This Instrument Prepared By:
                                             Waller Lansden Dortch & Davis, PLLC
                                                    511 Union Street, Suite 2100
                                                      Nashville, Tennessee 37219


                                      LEASE
                                      -----

         This lease ("Lease") is made and entered into effective as of January 1, 1999 (the "Effective Date") by and between Ragland Corporation, a Tennessee corporation, hereafter referred to as "Landlord," and Coca-Cola Bottling Co. Consolidated, a Delaware corporation, hereinafter referred to as "Tenant";

                              W I T N E S S E T H:
                              --------------------

         1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises in Nashville, Davidson County, Tennessee, comprised of two lots described in the survey descriptions (the "Land") attached hereto as Exhibit A, along with all improvements now located or hereafter constructed on said real property (the "Improvements"), collectively, the Land and the Improvements are referred to hereafter as the "Premises," together with all easements, appurtenances, rights, and privileges belonging or pertaining thereto. The survey descriptions contain:

                  (a)      An outline of the demised Premises;

                  (b) A legal description of the demised Premises, including a seventeen (17) foot strip along the southeasterly margin subject to exception;

                  (c)      All easements and rights-of-way.

         2. TERM AND RENEWALS. (a) The term of this Lease shall be ten (10) years commencing on January 1, 1999 and terminating on December 31, 2009, (the "Original Term").

                  (b) Tenant may renew this Lease as to the entire Premises for two (2) additional, consecutive terms of five (5) years each (each a "Renewal Term"; together, the "Renewal Terms") by giving written notice to Landlord of its exercise of the renewal option at any time prior to one (1) year before the end of the then current term. Rents for the renewal term(s) shall be determined under Section 5 of this Lease. Other than the rents applicable during the Renewal Term(s), all other terms and provisions in this Lease shall be fully applicable during any Renewal Term(s) exercised by Tenant.

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

         3. TITLE. Landlord covenants and warrants that it is the legal owner of the Premises.

         4. ENJOYMENT. Landlord further covenants that, at the time it executes this instrument, there is no mortgage on the Premises and it has full right and power and authority to enter into this Lease and warrants to Tenant that quiet and peaceful possession of the Premises during the whole term of this Lease, and any renewals thereof, so long as Tenant is not in default hereunder beyond any applicable cure period set forth herein.

         5. RENTAL. (a) The "Base Annual Rent" for this Lease is $375,000.00 (Net/Net). On the Effective Date and continuing from month to month for the first sixty (60) months of the Original Term, Tenant shall pay directly to Landlord monthly installments of the Base Annual Rent in the amount of Thirty-one Thousand Two Hundred Fifty ($31,250) Dollars, in advance on or before the first day of each calendar month.

                  (b) On January 1, 2004, the Base Annual Rent shall be increased by seventy-five percent (75%) of the percentage increase in the Consumer Price Index during the preceding sixty (60) months and Tenant's payment of monthly installments of the Base Annual Rent shall be increased accordingly. On the effective date of any Renewal Term under this Lease, the Base Annual Rent and Tenant's payment of monthly installments of the annual rent shall likewise be increased by seventy-five percent (75%) of the increase in the Consumer Price Index during the preceding sixty (60) months.

                  (c) "Consumer Price Index" means the Consumer Price Index for Urban Consumers, All Cities Average (1982-84 = 100) published by the United States Department of Labor, Bureau of Labor Statistics or, in the absence of such Index, such other comparable index published by the United States Government or agencies thereof as may be mutually agreed upon by the parties, which agreement shall not be unreasonably withheld.

         6. TENANT'S OBLIGATIONS. From and after Effective Date, Tenant shall be responsible for the payment of all real estate taxes and assessments, all utility charges, the cost of liability and fire and extended coverage insurance and all operational expenses, including specifically maintenance and repairs to the Premises, including the roofs (unless such repairs or maintenance are required as a result of the gross negligence, misconduct or intentional acts or omissions of Landlord, its agent(s), contractor(s), employee(s), or subcontractor(s), in which event, Landlord shall be responsible for each repair). Tenant shall also be responsible for the following:

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


                  (a) Tenant shall maintain liability insurance in amounts not less than One Million ($1,000,000) Dollars for one person and Five Million ($5,000,000) Dollars for any one accident, with Landlord named as an additional insured, and shall indemnify and hold Landlord harmless against claims of all those who may sustain injuries or damages upon the Premises as the result of Tenant's use and occupancy of the Premises during the term of this Lease (unless such injuries or damages occur as a result of the gross negligence, misconduct, intentional acts or omissions of Landlord, its agent(s), contractor(s), employee(s) or subcontractor(s), in which event, Landlord shall be solely responsible).

                  (b) Fire and extended coverage insurance shall be carried in an amount equal to at least eighty (80%) percent of the replacement value of the Premises, including buildings, fixtures and other improvements. Such coverage shall name Landlord as an additional insured.

                  (c) All insurance required herein shall be carried with companies licensed to do business in Tennessee and approved by Landlord, but such approval shall not be unreasonably withheld.

                  (d) Tenant shall maintain the Premises in as good condition and repair as they are in on the Effective Date of this Lease and shall, upon termination, surrender the Premises in as good condition and repair, ordinary wear and tear excepted.

                  (e) Tenant shall make no alterations which will adversely effect the aesthetic conformity of the exterior of the Improvements without Landlord's approval but may make interior changes without such approval, provided such changes meet the requirements of all local building codes and any other applicable government regulations.

                  (f) The Premises shall not be used for any illegal purpose nor in violation of any valid regulation of any governmental body nor in any manner to create a nuisance or trespass or in any manner to vitiate the insurance on the Premises.

                  (g) Tenant shall have the right to contest, in Landlord's name but at Tenant's expense, the amount or validity of any tax assessment or levy and shall not be required to pay such tax until the amount or validity is finally determined.

         7. TRADE FIXTURES AND EQUIPMENT. Any trade fixtures installed in the Premises at Tenant's expense shall remain Tenant's personal property

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and Tenant shall have the right at any time during the term of the Lease to remove such trade fixtures. Upon removal of any trade fixtures, Tenant shall restore any damage or alteration of the Premises caused by removal of trade fixtures to a reasonably acceptable tentable condition. Tenant shall be responsible for the cost of removing its trade fixtures upon termination or expiration of this Lease. The obligations of Tenant under this Section shall survive the expiration or termination, for any reason, of this Lease.

         8. CASUALTY. (a) If the Premises are damaged or destroyed by fire or other casualty, Tenant, using the proceeds of the insurance specified in Section 6, will repair and replace the Improvements either to their condition at the time of the casualty or in a manner more suitable for Tenant's business (at Tenant's option), and any part of the insurance proceeds not so used shall be paid to Landlord except for that portion attributable to improvements made by Tenant.

                  (b) Notwithstanding the above, if the repair and replacement of the Improvements will reasonably take more than 180 days to complete or if the casualty occurs during the last two (2) years of the Original Term or Renewed Term, the Tenant may elect not to rebuild or restore the Premises. If Tenant elects not to rebuild, the entire proceeds from said insurance shall be paid to Landlord. In the event the Tenant elects not to rebuild, this Lease shall terminate as of the date of the casualty. If Tenant elects to rebuild or restore the Premises, the rental due hereunder shall wholly abate while such Premises are unoccupied and shall proportionately abate while Tenant occupies any portion thereof.

         9. INDEMNITY AND NON-LIABILITY. Tenant shall indemnify and save Landlord harmless from and against any and all liability for any injury to or death of any person or persons or any damage to property in any way arising out of or connected with the condition, use or occupancy of the Premises, that in any way result from Tenant's activities on the Premises or that of its agents, employees, licensees, contractors or invitees and from all costs, expenses and liabilities, including, but not limited to, court costs and reasonable attorney's fees, incurred by Landlord in connection therewith, excepting however, liability caused by Landlord's willful misconduct or gross negligence.

         Tenant covenants and agrees that Landlord shall not be liable to Tenant for any injury to or death of any person or persons or for damage to any property of Tenant, or any person claiming through Tenant, arising out of any accident or occurrence on the Premises including, without limiting the generality of the foregoing, injury, death or damage caused by the Premises becoming out of repair or caused by any defect in or failure of equipment,


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

pipes, or wiring, or caused by broken glass, or caused by the backing up of drains, or caused by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Premises, or caused by fire or smoke, or caused by the acts or omissions of Tenant's agents, employees, contractors or invitees, excepting however, liability caused by Landlord's gross negligence or willful misconduct.

         Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's merchandise, equipment, fixtures or other personal property or to Tenant's business; and Landlord shall not be responsible or liable for any defect, latent or otherwise, in the Premises or in any building on the Premises or in any of the equipment, machinery, utilities, appliances or apparatus therein, excepting, however, loss caused by Landlord's gross negligence or willful misconduct.

         10.      ENVIRONMENTAL COVENANTS.

                  (a) Tenant hereby covenants and agrees that (i) Tenant will not conduct or permit to be conducted on the Premises any activity that will use or generate any "Hazardous Materials" (as hereinafter defined), except for those activities that are part of the ordinary course of Tenant's soft drink bottling and distribution business (the "Permitted Activities"); (ii) all Permitted Activities will be conducted in accordance with all "Applicable Environmental Laws" (as hereinafter defined) and will have been approved in advance in writing (if required by applicable law) by the appropriate regulatory authority; (iii) the Premises will not be used for the storage of any Hazardous Materials except for the storage of such materials used or generated in the ordinary course of Tenant's business; (iv) the storage of Hazardous Materials will be conducted in accordance with all Applicable Environmental Laws in temporary storage areas on the Premises approved in writing by the appropriate regulatory authority (if required by applicable law) and Landlord; (v) only the Hazardous Materials used or generated by Tenant with respect to Permitted Activities, (the "Permitted Materials"), will be generated, used or stored on the Premises and no other Hazardous Materials will be generated, used or temporarily stored on the Premises without the prior written approval of the appropriate regulatory authority (if required by applicable law) and Landlord; (vi) no portion of the Premises will be used as a landfill or dump; (vii) Tenant will not install or allow to be installed any underground tanks of any type without Landlord's prior written consent; (viii) Tenant will not knowingly allow any surface or subsurface conditions to exist or come into existence on the Premises that constitutes, or with the passage of time may constitute, a public or private nuisance; (ix) Tenant will not knowingly permit any Hazardous Materials to be brought onto the Premises, except for the Permitted Materials described above, and if so found located thereon, Tenant will immediately remove such


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

Hazardous Materials from the Premises, with proper packaging, labeling, transportation, and disposal, and all required cleanup and remediation procedures will be diligently undertaken by Tenant and at Tenant's sole cost and expense pursuant to all Applicable Environmental Laws. If the presence of any Hazardous Materials brought, kept, stored, generated or used on, in, under or about the Premises by Tenant, its agents, employees, contractors or invitees results in any contamination of the Premises or in any release of any such Hazardous Materials on, in, under, about or from the Premises or into the air, soil, surface water or ground water, (a "Tenant Release") Tenant shall promptly take all actions, at its sole cost and expense, as are necessary to return the affected area to the condition existing prior to the Tenant Release, including, without limitation, any investigation or monitoring of site conditions and any clean up, remediation, response, removal, encapsulation, containment or restoration work required because of the Tenant Release (collectively, the "Tenant's Remedial Work"). Tenant shall obtain all necessary licenses, manifests, permits and approvals to perform Tenant's Remedial Work. Tenant shall perform all of Tenant's Remedial Work and the disposal of all waste generated by the Tenant's Remedial Work in accordance with all Applicable Environmental Laws. If Tenant fails to comply with any of the covenants and agreements set forth above, Landlord, at Tenant's sole cost and expense, may, with reasonable prior notice to Tenant, enter upon the Premises and undertake to restore the environmental condition of Premises to the condition existing immediately prior to Tenant's occupation of the Premises. Tenant shall immediately give Landlord written notice of any contamination or suspected contamination of the Premises, of any release, suspected release or threat of release of any Hazardous Materials on, in, under, about or from the Premises, of any breach or suspected breach of this paragraph or of the receipt of any notice from a governmental agency pertaining to the presence, release or threat of release or the suspected presence, release or threat of release of any Hazardous Materials on, in, under, about or from the Premises or pertaining to any violation of Applicable Environmental Laws.

                  (b) Tenant shall indemnify, save harmless and defend Landlord from and against any and all claims (including, without limitation, third party claims for personal injury or real or personal Premises damage), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities, interest or losses (including, without limitation, diminution in value of the Premises, reasonable attorneys' fees, consultant fees, expert fees and any fees and expenses incurred in enforcing its rights under Section 10 of this Lease) incurred by, sought from or asserted directly or indirectly against Landlord during or after the term of this Lease as a result of (i) the presence, release or threat of release or the suspected presence, release or threat of release of any Hazardous Materials on,


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in, under, about or from the Premises, which Hazardous Materials were brought, kept, stored or used on, in, under or about the Premises by Tenant, its agents, employees, contractors or invitees, (ii) any violation of Applicable Environmental Laws by Tenant, its agents, employees, contractors or invitees,
(iii) any activities conducted by Tenant on the Premises, including, without limitation, any Permitted Activities, (iv) the generation, use, storage, handling or disposal by Tenant of any Hazardous Materials, including, without limitation, any Permitted Materials, and/or (v) any breach by Tenant of its obligations and/or covenants under this Section.

                  (c) "Hazardous Materials" shall mean and include any substance, material, waste, contaminant or pollutant that is now or hereafter listed, defined, characterized or regulated as hazardous, toxic or dangerous under or pursuant to any federal, state, regional, county or local governmental authority having jurisdiction over the Premises or its use or operation, including, without limitation, (i) any substance, material, element, compound, mixture, solution, waste, chemical or pollutant listed, defined, characterized or regulated as hazardous, toxic, or dangerous under any Applicable Environmental Law, (ii) petroleum, petroleum derivatives or by-products and other hydrocarbons, (iii) polychlorinated biphenyls (pcb's), (iv) asbestos, (v) urea formaldehyde, (vi) radioactive substances, materials or waste, and (vii) any other substance or material, the investigation, removal or remediation of which is required or the generation, use, handling or disposal of which is restricted, prohibited, regulated or penalized by any Applicable Environmental Law.

                  (d) "Applicable Environmental Law" shall mean and include (i) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.ss.9601 et seq. ("CERCLA"); (ii) the Resource Conservation and Recovery Act, 42 U.S.C.ss.ss.6901 et seq. ("RCRA"); (iii) the Federal Water Pollution Control Act, 33 U.S.C.ss.ss.1251 et seq.; (iv) the Clean Air Act, 42 U.S.C.ss.ss.7401 et seq.; (v) the Hazardous Materials Transportation Act, 49 U.S.C.ss.ss.1471 et seq.; (vi) the Toxic Substances Control Act, 15 U.S.C.ss.ss.2601 et seq.; (vii) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C.ss.ss.11001 et seq.; (viii) the National Environmental Policy Act, 42 U.S.C.ss.ss.4321 et seq.; (ix) the Rivers and Harbours Act of 1899, 33 U.S.C.ss.ss.401 et seq.; (x) the Occupational Safety and Health Act, 29 U.S.C.ss.ss.651 et seq.; (xi) the Safe Drinking Water Act, 42 U.S.C.ss.ss.300(f) et seq.; (xii) any amendments to the foregoing Acts as adopted from time to time; (xiii) any rule, regulation, order, injunction, judgment, declaration or decree implementing or interpreting any of the foregoing Acts, as amended; (xiv) any other federal, state, regional and local statute, law, ordinance, rule, regulation, order or decree, regulating, relating to, interpreting or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous substance, material, waste,

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

chemical or pollutant now or hereafter in effect; and (xv) any permit, license, certificate, consent, approval or authorization issued by any federal, state or local government agency under any of the foregoing regarding the Premises or the operations thereon.

                  (e) Notwithstanding the foregoing, Landlord shall be responsible for indemnifying Tenant from and against any release of Hazardous Materials prior to the commencement of the Prior Lease (as defined in Section 24 herein), and any release by Landlord, its agents or employees.

                  (f) Notwithstanding anything set forth herein to the contrary, the obligations of Tenant under this Section shall survive the expiration or termination, for any reason, of this Lease.

         11.      CONDEMNATION.

                  (a) Total Condemnation of Leased Premises. If the whole of the Premises shall be acquired or condemned by eminent domain or by private sale in lieu of condemnation for any public or quasi public use, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding.

                  (b) Partial Condemnation. If any part of the Premises shall be acquired or condemned by eminent domain or by private sale in lieu of condemnation, as aforesaid, and in the event that such partial taking or condemnation shall render the leased Premises, in Tenant's reasonable discretion, unsuitable for the business of the Tenant, or, if the restoration and repair required to restore the Premises cannot be completed within one hundred eighty (180) days of such condemnation, then Tenant shall have the right to terminate this Lease effective as of the date of title vesting in such proceeding by providing Landlord with written notice of Tenant's intent to terminate within thirty (30) days of such proceeding. In the event of a partial taking or condemnation which, in Tenant's reasonable discretion, is not extensive enough to render the Premises unsuitable for the business of the Tenant, then Landlord, at Landlord's sole expense, shall promptly restore the leased Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect with reduction or abatement of rent.

                  (c) In the event of any such condemnation or sale in lieu of condemnation, the award or the proceeds of sale shall be distributed between Landlord and Tenant in accordance with their respective interests, provided, Landlord shall not have any interest in a separate award made to Tenant for


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loss of business, moving expenses or the taking of Tenant's trade fixtures and equipment. The provisions of this paragraph shall survive the termination of the Lease.

         12. ASSIGNMENT. Tenant shall not assign this Lease or sublet all or any part of the Premises without Landlord's written consent, which consent shall not be unreasonably conditioned, withheld or delayed. Tenant may assign this Lease, however, or sublet all or part of the Premises to its affiliates, subsidiaries or parent corporation without Landlord's approval. Notwithstanding any assignment or subletting, Tenant will at all times remain liable for the performance of all terms and conditions which it is required to perform under this Lease.

         13. DEFAULT. The occurrence of any of the following events shall be deemed to be events of default by Tenant (or Landlord, as the case may be) under this Lease:

                  (a) Tenant's failure to pay any of the monthly rentals herein provided and such failure shall continue for a period of ten (10) days after receipt by Tenant of written notice thereof from Landlord.

                  (b) Failure by either party to comply with any provision of this Lease (other than the payment of rent), if not remedied within a period of thirty (30) days after receipt of written notice of such failure from the other party, or, if such default cannot be remedied within such period, such party does not, within thirty (30) days after receipt of such written notice, commence such act or acts as shall be necessary to remedy the default and shall not thereafter complete such act or acts within a reasonable time, not to exceed sixty (60) days.

                  (c) Tenant's insolvency or Tenant making an assignment for the benefit of its creditors.

                  (d) Tenant's filing of a petition under the laws of the United States relating to bankruptcy (11 U.S.C. ss. _____) or under any similar law of any state; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed thereunder.

                  (e) The appointment of a receiver or trustee for Tenant's property and such appointment is not vacated or set aside within sixty (60) days.

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

         14. REMEDIES. Upon the occurrence of an event of default, Landlord may pursue any one or more of the following remedies:

                  (a) Terminate this Lease upon thirty (30) days prior written notice sent by certified mail, overnight courier or hand-delivered to Tenant and thereupon re-enter and take possession of the Premises holding Tenant liable for damages resulting from such termination, including the loss of rents occasioned by Landlord's inability, despite its reasonable efforts, to relet the Premises upon satisfactory terms, or otherwise.

                  (b) Upon notice by certified mail, overnight courier or hand-delivered to Tenant, re-enter and take possession of the Premises and relet the Premises or any part thereof and receive the rent therefor and hold Tenant liable for any deficiency which may result from such reletting.

                  (c) Enter upon the Premises and do whatever Tenant is obligated to do under this Lease and hold Tenant liable for any expenses thus incurred.

                  (d) Pursuit of any one of such remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. Failure of Landlord to enforce one or more of such remedies upon default shall not constitute a waiver of the default or of any other breach of any of the terms of this Lease.

         15. FORCE MAJEURE. Neither Landlord nor Tenant shall be deemed to be in default under this Lease because of any failure to perform or any delay in performance caused by force majeure, i.e. fire, earthquake, flood, explosion, casualty, strike, unavoidable accident, riot, insurrection, civil disturbance, act of the public enemy, embargo, war, act of God, inability to obtain labor, materials or supplies or any other similar cause beyond the control of the party in question.
         16. ATTORNEY'S FEES. If, on account of any breach or default by either party to this Lease, it shall become necessary for the other party to employ an attorney to enforce or defend any of such party's rights or remedies hereunder, the defaulting party agrees to pay any reasonable attorney's fees incurred by the other party in such connection, including appellate costs.

         17. HOLD OVER. Should Tenant, or any of his successors in interest, hold over the leased Premises, or any part thereof, after the expiration of this Lease and any Renewal Term, unless otherwise agreed in writing, such holding over shall be deemed a tenancy from month-to-month only, at a monthly rental equal to the rent paid for the last month of the lease or renewal term.

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

         18. LIENS. Neither Tenant nor Landlord shall permit any mechanic's or materialman's or other lien to stand against the leased Premises for any labor or material furnished either of them in connection with work of any character performed on said Premises by or at their direction. Either Landlord or Tenant, however, shall have the right to contest the validity or amount of any such lien; provided that, upon final determination of such questions, the party whose actions gave rise to such lien shall immediately pay any judgment rendered with all proper costs and charges and shall have the lien released at its own expense.

         19. SUBORDINATION AND NON-DISTURBANCE. (a) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any first priority mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof which may now or hereafter affect Landlord's fee title to the Premises or Landlord's interest hereunder and to any modifications, renewals, consolidations, extensions, or replacements of any of the foregoing, subject, however, in each case to the condition that the holder of the mortgage or deed of trust shall agree that this Lease shall not be divested by foreclosure or other default proceedings thereunder so long as Tenant is not in default under the terms of this Lease beyond any applicable cure period set forth herein.

         This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant, shall, upon demand at any time or times, execute, seal and deliver to Landlord, without expense to Landlord, any and all instruments in recordable form that may be requested by Landlord to evidence the subordination of this Lease and all rights hereunder to the lien of any such mortgage, deed to secure debt, deed of trust or other instrument in the nature thereof, and each renewal, modification, consolidation, replacement, and extension thereof.

In addition, Tenant shall, upon Landlord's request, at any time or times, execute, seal and deliver to Landlord without expense to Landlord, any and all instruments that may be necessary to make this Lease superior to the lien of any such mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof, and each renewal, modification, consolidation, replacement, and extension thereof, and, if Tenant shall fail at any time to execute, seal and deliver such instrument, Landlord in addition to any other remedies available to it in consequence thereof, may execute, seal and deliver the same as the attorney in fact of Tenant and in Tenant's name, place and stead, and Tenant


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

hereby irrevocably makes, constitutes, and appoints Landlord, its successors and assigns, such attorney in fact for that purpose.

         If the holder of any mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new Lease, then Tenant shall attorn to and recognize such successor as Tenant's Landlord under this Lease, and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon the attornment provided for herein, this Lease shall continue in full force and effect as a direct lease between such successor Landlord and Tenant, subject to all the terms, covenants, and conditions of this Lease.

                  (b) Landlord shall, upon Tenant's reasonable request, deliver to Tenant an agreement from the mortgagee or trustee, if any, of any existing mortgage or deed of trust, that said mortgagee or trustee shall not bring action against the Tenant for the purpose of terminating Tenant's interest or estate in the demised Premises, provided Tenant is not then in default.

         20. COMMISSION. The Landlord shall have no responsibility for any broker fees or commissions in connection with this Lease and Tenant shall hold Landlord harmless from same.

         21. NOTICES. Any notice allowed or required by this Lease shall be deemed to have been sufficiently delivered if the same shall be in writing and placed in the United States Mail, via certified mail or registered mail, return receipt requested, with proper postage prepaid. Notices required or permitted to be given under this Lease shall be addressed as follows:

         (a)      If to Landlord:
                  --------------
                  Ragland Corporation
                  4544 Harding Road
                  Suite 214
                  Nashville, TN  37205

                  With a copy to:
                  --------------
                  Waller Lansden Dortch & Davis, PLLC
                  511 Union Street, Suite 2100
                  Nashville, TN  37219
                  Attn:  Walter H. Crouch, Esq.
         (b)      If to Tenant:
                  ------------
                  Coca-Cola Bottling Co. Consolidated


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

                  P. O. Box 31487
                  Charlotte, N.C.  28231-1487
                  Attn:  Director, Facility Management

                  and

                  Kennedy Covington Lobdell & Hickman, L.L.P.
                  NationsBank Corporate Center
                  100 North Tryon Street, Suite 4200
                  Charlotte, NC  28202-4006
                  Attn:  Charles O. DuBose, Esq.

Or such other address(es) as the parties may specify by notice given pursuant to this Section.

         22. ENTIRE CONTRACT. This Lease embodies the entire contract between the parties and it shall not be altered, amended or modified in any respect except by an instrument of equal dignity.

         23. SHORT FORM MEMORANDUM. Upon the request of either party, the parties shall execute a short form memorandum of this Lease, in recordable form, which may be placed of record in lieu of recording this Lease.

         24. PRIOR LEASE. The parties agree to terminate that certain lease of the Premises which is of record at Book 4883, Page 57, Register's Office of Davidson County, Tennessee (the "Prior Lease"), and that such termination shall occur, following the execution and delivery of this Lease, as the Effective Date hereof.

         25. BINDING CONTRACT. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties signatory hereto and their respective successors in interest, except as otherwise herein expressly provided.

         26. EVIDENCE OF AUTHORITY. If requested by the other party, each party hereto shall furnish appropriate legal documentation evidencing the valid existence and good standing of such party and the authority of any parties signing this Lease to act for such party.

         27. SEVERABILITY. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law notwithstanding the invalidity of any other term or provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Lease in triplicate as of the Effective Date.

                                            RAGLAND CORPORATION



                                            By:  /s/ Elizabeth R. Chalfant
                                                 -------------------------------
                                                     Elizabeth R. Chalfant
                                                     President and CEO


                                            COCA-COLA BOTTLING CO.
                                            CONSOLIDATED



                                            By:   /s/ Charles L. Weathers
                                                  ------------------------------

                                            Title:  Dir. of Facility Mgmt.
                                                  ------------------------------

STATE OF TENNESSEE         )
                           )
COUNTY OF DAVIDSON         )

         Before me, Sally A. Clayton, a Notary Public of the State and County aforesaid, personally appeared Elizabeth R. Chalfant, with whom I am personally acquainted, and who, upon oath, acknowledged herself to be President and Chief Executive Officer of the Ragland Corporation, the within named bargainor, a corporation, and that she as such officer, being authorized so to do, executed the forgoing instrument for the purpose therein contained, by signing the name of the corporation by herself as President and Chief Executive Officer.

         Witness my hand and seal, at office in Nashville, Tn., this 1st day of March, 1999.

                                                /s/ Sally A. Clayton
                                                --------------------------------
                                                NOTARY PUBLIC

Commission Expires:      9-29-2001
                   -------------------------------------------


STATE OF      North Carolina                         )
         -----------------------------------
                                                     )
COUNTY OF     Union                                  )
          --------------------------

         Before me, LaVonne G. Beck, a Notary Public of the State and County aforesaid, personally appeared Charlie L. Weathers, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be Director of Facility Management, of the Coca-Cola Bottling Co. Consolidated, the within named bargainor, a corporation, and that____ he as such Director, Facility Mgmt being authorized so to do, executed the forgoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Director of Facility Management .

         Witness my hand and seal, at Corporate office in Charlotte, NC, this 23rd day of February, 1999.



                                                /s/ LaVonne G. Beck
                                                --------------------------------
                                                NOTARY PUBLIC

Commission Expires: My Commission Expires February 20, 2002
                   -------------------------------------------


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